Exhibit 99.1

FOR RELEASE AT 3:00 PM CST

Contact:  Pat Hansen
Senior Vice President and
Chief Financial Officer
414-247-3435
www.strattec.com

STRATTEC SECURITY CORPORATION
ANNOUNCES NEXTLOCK  JOINT VENTURE WITH ACTUATOR SYSTEMS, LLC

Milwaukee Wisconsin – April, 16 2013 -.  STRATTEC SECURITY CORPORATION (NASDAQ: STRT), announced today that it has created a partnership with Actuator Systems, LLC to design and manufacture next generation biometric security products.  The newly formed joint venture known as “NextLock” will combine the scale of STRATTEC’s North American engineering, manufacturing, and locksmith customers with Actuator’s advanced digital security technologies and non-automotive sales channels.

“NextLock is an exciting initiative in our diversification strategy by growing access technology outside of our traditional automotive markets. Actuator’s technology further broadens our product line, enhances our electronics capabilities and may be leveraged for future security products for both our automotive and aftermarket customers” said Frank Krejci, President & CEO of STRATTEC.

Actuator Systems President & CEO Kevin Henderson said “We couldn’t be more excited about our joint venture with STRATTEC. The combination of our technology and STRATTEC’s exceptional manufacturing expertise will create a new class of advanced security products. NextLock is in an exceptional position to pursue numerous opportunities for new lines of advanced locks and security devices.”

Actuator Systems, LLC is a manufacturer of custom designed security products using the latest technologies. Their commercial and residential weatherproof biometric locks are used in every environment, from government installations to commercial office spaces to residential doors all over the world. Actuator Systems products are sold in over 20 countries through a reseller network that includes thousands of locations.

STRATTEC designs, develops, manufactures and markets automotive Access Control Products, including mechanical locks and keys, electronically enhanced locks and keys, steering column and instrument panel ignition lock housings, latches, power sliding side door systems, power lift gate systems, power deck lid systems, door handles and related products. These products are provided to customers in North America, and on a global basis through a unique strategic relationship with WITTE Automotive of Velbert, Germany and ADAC Automotive of Grand Rapids, Michigan.  Under this relationship, STRATTEC, WITTE and ADAC market our products to global customers under the “VAST” brand name.  STRATTEC’s history in the automotive business spans over 100 years.

Certain statements contained in this release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” and “would.”   Such forward-looking statements in this release are inherently subject to many uncertainties in the Company’s operations and business environment.  These uncertainties include general economic conditions, in particular, relating to the automotive industry, consumer demand for the Company’s and its customers’ products, competitive and technological developments, customer purchasing actions, foreign currency fluctuations, and costs of operations (including fluctuations in the cost of raw materials).  Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this release.  In addition, such uncertainties and other operational matters are discussed further in the Company’s quarterly and annual filings with the Securities and Exchange Commission.